Exhibit 10.7

(ENGLISH TRANSLATION)

Agreement on the entry into a loan debt

An agreement was executed on 15/05/2007 in Warsaw, by and between Bank Gospodarki Żywnościowej Spółka Akcyjna with its registered office in Warsaw, at ul. Kasprzaka 10/16, a Company with fully paid up share capital of PLN 43,136,764 (the nominal value of the conditional increase in share capital is PLN 117,540), which is registered in the Register of Entrepreneurs in the National Court Register held by the District Court for the Capital City of Warsaw, 12th Commercial Department in Warsaw, under the KRS number 0000011571, holder of tax ID number (NIP) 526-10-08-546, hereinafter referred to as the Bank, represented by:

1) Tadeusz Piela - proxy

2) Janina Kiedrowicz - proxy

and

SUNSET SUITS Spółka Akcyjna with its registered office in Poznań, at ul. Garbary 57, a Company with share capital of PLN 60,120,000, paid up to the amount of PLN 59,995,000, registered in the Register of Entrepreneurs in the National Court Register held by the District Court in Poznań, 21st Commercial Department of the National Court Register under the KRS number 0000265620, holder of tax ID number (NIP) 778-143-92-59, hereinafter referred to as the Entrant to the Debt, represented by:

1). Bogdan Zegar - President of the Management Board

of the following wording:

1.

The Bank represents that the following loans (hereinafter referred to as “Loans”) were granted to Mr. Mirosław Kranik, domiciled at ul. Garbary 57/1, 61-758 Poznań, holder of PESEL statistical number 54052510257, conducting business activities under the name of Sunset Suits Men’s Fashion - Moda Męska Mirosław Kranik (hereinafter referred to as the “Borrower"):

a)

a renewable loan on the terms and conditions specified in loan agreement no. 298/219/l/00/B/K/00 of 06/10/2000 and a medium-term business activity loan on the terms and conditions specified in loan agreement no. 290/219/I/00/B/K/00 of 03/10/2000, which were encompassed by composition No. 1 on 21/03/2002, after which they were restructured under composition agreement no. 2/CRW/2005 of 19/08/2005;

b)

a special overdraft facility on the terms and conditions specified in loan agreement no. 62/69/l/00/B/K/00 of 28/02/2000, which was encompassed by composition No. 2 on 21/03/2002, after which it was restructured under composition agreement no. 3/CRW/2005 of 19/08/2005.

The loan agreements and composition agreements referred to above are attached as Appendices from no. 1 to no. 7 hereto.

2.

As at 15/05/2007, the Borrower’s debt from the Loans referred to in point 1 of this agreement amounts to:

a)

under loan no. 298/219/I/00/B/K/00 and loan no. 290/219/I/00/B/K/00, which were encompassed by composition no. 1 on 21/03/2002 and were later encompassed by composition agreement no. 2/CRW/2005 of 19/08/2005: USD 4,831,341.02, (in words: four million, eight hundred and thirty one thousand, three hundred and forty one 02/100 US dollars) and PLN 3,162,360.00 (in words: three million, one hundred and sixty two thousand, three hundred and sixty 00/100 zlotys), of which:

due principal:  USD 20,868.20
principal not yet due:  USD 3,772,520.76

current interest: USD 1,037,952.06 and PLN 3,162,360

b)

under loan no. 62/69/I/00/B/K/00, which was encompassed by composition no. 2 on 21/03/2002 and was later encompassed by composition agreement no. 3/CRW/2005 of 19/08/2005: PLN 4,667,860.71, (in words: four million, six hundred and sixty seven thousand, eight hundred and sixty 71/100 zlotys), of which:

due principal:  PLN 271.60
principal not yet due:  PLN 2,640,046.22
current interest: PLN 2,027,542.89

3.

The Entrant to the Debt represents that he has familiarised himself with the wording of the loan agreements and composition agreements and is entering into the debt described in point 1 and point 2 herein and undertakes to repay the above debt jointly and severally with the Borrower, including the total principal amounts of the loans, together with interest and possible costs of proceedings, in accordance with the provisions of composition agreement no. 2/CRW/2005 of 19/08/2005 and composition agreement no. 3/CRW/2005 of 19/08/2005.

4.

Notwithstanding the provisions contained in composition agreement no. 2/CRW/2005 and in composition agreement no. 3/CRW/2005 - the Entrant to the Debt undertakes to make an additional early repayment of a part of the debt from the principal amounts of the Loans referred to in points 1 and 2 herein, at an amount of no less than PLN 5,000,000 (in words: five million zlotys), from funds originating from the issuance of debt instruments conducted by Sunset Suits S.A.  The repayment shall be made within 7 days of the date on which the Entrant to the Debt receives the funds from the issuance of the debt instruments.

The funds from the above repayment shall be used to repay the debt from the principal amount of the Loans in proportions selected at the Bank’s discretion.

5.

The Entrant to the Debt undertakes to present agreements to the Bank which have been executed with other banks - the Borrower’s creditors regarding: the entry into the debt or the assumption of the Borrower’s debt, the repayment of this debt and the confirmation of the repayment of debts from funds originating from the issuance of debt instruments.

6.

The Entrant to the Debt represents that he has obtained all the necessary corporate consents from the authorities of the Entrant to the Debt for executing and performing this agreement.

7.

Pursuant to article 97.1 and 97.2 of the Banking Law of 29 August 1997 (Journal of Laws of 2002, No. 72, item 665 as amended), the Entrant to the Debt represents that, in the event of the failure to fulfil the main performances and the auxiliary performances related to the main performances from the Loans encompassed by composition agreement no. 2/CRW/2005 of 19/08/2005 and composition agreement no. 3/CRW/2005 of 19/08/2005, it surrenders to enforcement of payment conducted in accordance with the provisions of the Civil Procedures Code under a bank enforcement title, which Bank Gospodarki Żywnościowej S.A. may issue to the amount of USD 5,898,000 and PLN 8,566,000 (in words: five million, eight hundred and ninety eight thousand US dollars and eight million, five hundred and sixty six thousand zlotys).  The Bank may apply for an executory clause to be awarded to the bank enforcement title no later than by 31/12/2015.

8.

Pursuant to article 105.4d of the Banking Law of 29 August 1997, the Bank may provide information - through Biuro Informacji Kredytowej Spółka Akcyjna with its registered office in Warsaw - Customer Service Office at ul. Pruszkowska 17 - to financial institutions, which are subsidiaries of banks, regarding the liabilities of the Entrant to the Debt which arise under this agreement and which are related to the performance of banking activities.

9.

Pursuant to article 105a.2 of the Banking Law of 29 August 1997, the Entrant to the Debt expresses consent to the Bank and Biuro Informacji Kredytowej Spółka Akcyjna with its registered office in Warsaw - Customer Service Office at ul. Pruszkowska 17 processing and providing access to information which applies to it and which constitutes a banking secret after the expiry of its obligation arising from this agreement - to the extent provided for by the provisions of the Banking Law and other legal Acts.

The consent may be revoked at any time.

10.

The Borrower has been informed that Sunset Suits S.A. is entering into the debt described in point 1 and point 2 herein and expresses consent to this through the signature of this agreement.

11.

All amendments to this agreement must be made in writing under the sanction of invalidity.

12.

This agreement is exempt from transfer tax.

13.

Matters not governed by this agreement are subject to the respective provisions of the Civil Code.

14.

3 counterparts of the agreement have been prepared, one for each of the Parties and one counterpart for the Borrower.

...................................................................................... (Seal and signature of the entrant into the debt).	...................................................................................... (Bank’s seal and signatures of authorised personnel)

I declare that I accept the wording of this agreement and express my consent to SUNSET SUITS SA. with its registered office in Poznań entering the debt described in point 1 and point 2 of this agreement.

......................................................................
(Borrower’s seal and signature)

I represent that I understand the wording of this agreement on the entry into the debt.

......................................................................
(Guarantor’s signature)

Appendix no. 4 to the Agreement on the entry into the loan debt executed on 15/05/2007

Composition No. 2/CRW/2005

executed on 19 August 2005 in Warsaw by and between:

Bank Gospodarki Żywnościowej Spółka Akcyjna with its registered office in Warsaw at ul. Kasprzaka 10/16, registered in the register of entrepreneurs of the National Court Register held by the District Court for the Capital City of Warsaw, 19th Commercial Department of the National Court Register under the number KRS 11571, which is represented by:

Mr. Tadeusz Piela - proxy
Ms. Ewa Brozi - proxy

hereinafter referred to as the “Bank”

Mr. Mirosław Ryszard Kranik, domiciled at ul. Garbary 57/1, 61-758 Poznań, holder of personal ID card series FW number 7104306 issued by KPMO Rawa Mazowiecka on 14/07/1972, holder of PESEL statistical number 54052510257, conducting business activities under the company name of: “Sunset Suits Men's Fashion - Moda Męska" Kranik Mirosław with its registered office at ul. Garbary 57, 61-758 Poznań, hereinafter referred to as the “Debtor”

hereinafter jointly referred to as the “Parties”

In order to secure the performance of the Bank’s claims arising from loan agreement no. 289/219/I/00/B/K/00 for a renewable loan executed on 06/10/2000 and loan agreement no. 290/219/I/00/B/K/00 for a medium-term business activity loan executed on 03/10/2000 by and between the Bank and the Debtor, which were encompassed by composition no. 1 on 21/03/2002.

The Parties represent that they are terminating Composition no. 1 of 31/03/2002 as of 19/08/2005 and are executing Composition no. 2/CRW/2005, hereinafter referred to as the “Composition”, of the following wording:

§ 1

1.

The Bank represents that it converted the principal amount in zlotys into US dollars on 21/03/2002 at the Debtor’s request.  As a result, on the date of signature of the Composition, the Debtor’s debt to the Bank under the loan agreement and the Composition described in the preamble to the Composition amounts to a total of USD 5,218,207.32 (in words: five million, two hundred and eighteen thousand, two hundred and seven 32/100 US dollars) and PLN 3,162,360.00 (in words: three million, one hundred and sixty two thousand, three hundred and sixty 00/100 zlotys) consisting of:

1)

principal in the amount of USD 4,714,554.66 (in words: four million, seven hundred and fourteen thousand, five hundred and fifty four 66/100 US dollars);

2)

interest in the amount of USD 503,652.66 (in words: five hundred and three thousand, six hundred and fifty two 66/100 US dollars);

3)

interest in the amount of PLN 3,162,360.00 (in words: three million, one hundred and sixty two thousand, three hundred and sixty 00/100 zlotys).

2.

The Debtor represents that he recognises the debt referred to in para. 1 at the full amount.

1.

The claim encompassed by this Composition shall be recorded on the loan account held at the Bank, about which the Debtor will be informed by recorded delivery post within 7 days of the date of signature of this Composition.

§ 2

1.

The debtor undertakes to repay the debt described in § 1.1 of the Composition on the following terms and conditions:

The principal in the amount of USD 4,714,554.66 (in words: four million, seven hundred and fourteen thousand, five hundred and fifty four 66/100 US dollars) shall be repaid between 19/08/2005 and 31/12/2013 in monthly instalments payable by the last day of every month, according to the following repayment schedule:

- 08/2005 - 12/2005	USD 100,000.00	payable monthly at	USD 20,000.00	(5 instalments)
- 01/2006 - 12/2007	USD 672,000.00	payable monthly at	USD 28,000.00	(24 instalments)
- 01/2008 - 12/2010	USD 1,116,000.00	payable monthly at	USD 31,000.00	(36 instalments)
- 01/2011 - 06/2011	USD 234,000.00	payable monthly at	USD 39,000.00	(6 instalments)
- 07/2011 - 11/2013	USD 2,523,000.00	payable monthly at	USD 87,000.00	(29 instalments)
- 12/2013	USD 69,554.66 (final instalment)

2.

The interest rate on the principal amount of the debt is set per annum with a variable interest rate at the level of LIBOR 3M + 2.5 pp margin.

The level of LIBOR 3M announced 2 business days before the start of a given calendar month shall be used to set the level of the interest rate for the month.

3.

The level of interest specified in para. 2 on the date of execution of the Composition is 6.1931% (LIBOR 3 M rate plus the Bank’s margin of 2.5 pp.) and applies to interest charged to the end of the calendar month in which the Composition was executed.

4.

Interest shall accrue on the assumption that the financial year has 365 days, 1 day = 1/365 of a year and each month has the actual number of calendar days in that month.

The Bank shall notify the Debtor and the Guarantor of changes in the level of interest on the Composition by posting information on the notice board in the Bank’s Branch in Poznań, ul. Piekary 17 regarding the level of the LIBOR 3M rate which will be applicable in the next settlement period, specifying the date on which the level of the interest rate will be changed.

5.

Interest charged monthly for the period from 19/08/2005 to 18/08/2007 shall be suspended for repayment until 31/12/2013.

6.

Current interest charged monthly from 19/08/2007 shall be payable on the last business day of every month for the current month.

7.

The interest described in § 1.1.2 and § 1.1.3 of the Composition charged up to 18/08/2005 in the amount of USD 503,652.66 and PLN 3.162,360.00 shall be suspended for repayment until 31/12/2013.

8.

In the event that the Debtor repays the debt from the principal amount of the loan encompassed by this composition in whole, as referred to in § 1.1.1 by 31/12/2013, as well as the current interest referred to in § 2.6, the Bank shall cancel the interest which is suspended for repayment until 31/12/2013 from:

a)

interest accrued monthly for the period from 19/08/2005 to 18/08/2007;

b)

the interest described in § 1.1.2 and § 1.1.3 of the Composition charged up to 18/08/2005 in the amount of USD 503,652.66 and PLN 3,162,360.00.

§ 3

1.

The liabilities (instalments of principal and interest) arising from the Composition shall be repaid through the encumbrance of the Debtor’s current account no. 94 2030 0045 1110 0000 0041 8520 held at the Bank or the transfer of funds to the Debtor’s loan account.

2.

The receivables from this Composition are charged and paid in US dollars or another convertible currency or in zlotys, with the use of the sell rate in the exchange rate tables which are in force at the Bank on the day that the payments are made.

3.

The date for repaying the liabilities arising from this Composition is considered the date on which the funds are credited to the Bank’s appropriate account.

4.

The Debtor undertakes to ensure that funds are kept on the account referred to in para. 1 of this paragraph at the level required for the repayment of the interest and principal instalments at the times of their payment, as specified in § 2.

5.

A change in bank account numbers for any reason does not constitute an amendment to the Composition and does not require an annex; the Bank shall inform the Debtor of every change in the account forthwith.

§ 4

The Bank shall collect increased interest on the unpaid debt described in § 1.1.1 of the Composition at the times specified in § 2.1, or upon the expiry of the notice of termination of the Composition, at a level of 1.5 times the interest rate specified in
§ 2.2 which applies in the periods for which the interest accrues.

§ 5

1.

The legal security for the repayment of the debt encompassed by the Composition is the current security arising from loan agreements no. 289/219/I/00/B/K/00, no. 290/219/l/00/B/K/00 and Composition no. 1 i.e.:

1)

an ordinary mortgage for the amount of PLN 4,000,000 established on real property located in Łódź, for which the District Court for Łódź-Śródmieście in Łódź holds the land and mortgage register KW 111,218;

2)

an ordinary mortgage for the amount of PLN 3,300,000 established on real property located in Krzyżanowo, for which the District Court in Śrem holds the land and mortgage register KW 22,371, in which Ewelina Ligocka-Kranik is entered as the owner of the land and buildings, together with the assignment of rights to the insurance policy;

3)

a capped mortgage to the amount of PLN 4,000,000 established on real property located in Krzyżanowo, for which the District Court in Śrem holds the land and mortgage register KW 31,614, in which Mirosław Kranik is entered as the owner of the land and buildings, together with the assignment of rights to the insurance policy;

4)

a capped mortgage to the amount of PLN 2,000,000 established on real property located in Błociszewo, for which the District Court in Śrem holds the land and mortgage register KW 33,327, in which Ewelina Ligocka-Kranik is entered as the owner of the land and buildings;

5)

a capped mortgage to the amount of PLN 2,000,000 established on real property located in Krzyżanowo, for which the District Court in Śrem holds the land and mortgage register KW 22,487, in which Ewelina Ligocka-Kranik is entered as the owner of the land and buildings;

6)

a capped mortgage to the amount of PLN 1,000,000 established on real property located in Grabianowo, for which the District Court in Śrem holds the land and mortgage register KW 29,836, in which Ewelina Ligocka-Kranik is entered as the owner of the land and buildings;

7)

a capped mortgage to the amount of PLN 500,000 established on real property located in Krzyżanowo, for which the District Court in Śrem holds the land and mortgage register KW 29,128, in which Ewelina Ligocka-Kranik is entered as the owner of the land and buildings;

8)

a capped mortgage to the amount of PLN 500,000 established on real property located in Krzyżanowo, for which the District Court in Śrem holds the land and mortgage register KW 29,730, in which Ewelina Ligocka-Kranik is entered as the owner of the land and buildings;

9)

a court registered pledge on rights to the “Sunset Suits" trademark in the amount of PLN 11,000,000.00 - entry dated 27/08/2001 under item 851925 - under the decision of the District Court in Poznań, 16th Commercial Registered Pledge Department, on the basis of pledge agreement no. 336/KK/2001 on the right arising from the registered trademark of 25/05/2001, annex no. 1 of 21/03/2002 and annex no. 2 of 19/08/2005;

10)

a court registered pledge on raw materials (exterior and interior fabrics, inserts and accessories) of a value of PLN 12,500,000 - entry dated 17/11/2000 under item 776582 under the decision of the District Court in Poznań, 16th Commercial Registered Pledge Department, on the basis of pledge agreement no. 301/KK/00 of 16/10/2000, annex no. 1 of 21/03/2002 and annex no. 2 of 19/08/2005 together with the assignment of the rights from insurance policies.  The current value as at 30/06/2005 is PLN 3,410,497.84;

11)

the alienation of finished goods (suits, shirts, ties, coats, anoraks and jumpers) located in the central warehouse in Krzyżanowo and Żagań of a value of PLN 3,000,000 - alienation agreement of 06/10/2000, annex no. 1 of 21/03/2002, annex no. 2 of 04/03/2003 and annex no. 3 of 19/08/2005 together with the assignment of rights from their insurance policies.  The current value as at 30/06/2005 is PLN 3,000,000.00;

12)

the alienation of finished goods (suits, shirts, ties, coats, anoraks and jumpers) located in the central warehouse in Krzyżanowo and Żagań of a value of PLN 3,000,000 - alienation agreement of 03/10/2000, annex no. 1 of 21/03/2002, annex no. 2 of 04/03/2003 and annex no. 3 of 19/08/2005 together with the assignment of rights from their insurance policies.  The current value as at 30/06/2005 is PLN 3,000,000.00;

13)

the alienation of finished goods (suits, shirts, ties, coats, anoraks and jumpers) located in the central warehouse in Krzyżanowo and Żagań of a value of PLN 4,000,000 - alienation agreement of 29/12/2000, annex no. 1 of 21/03/2002, annex no. 2 of 04/03/2003 and annex no. 3 of 19/08/2005 together with the assignment of rights from their insurance policies.  The current value as at 30/06/2005 is PLN 4,000,000.00;

14)

the alienation of machines - alienation agreement of 25/05/2001, annex no. 1 of 21/03/2002 and annex no. 2 of 19/08/2005:

-

LECTRA material cutting machine (description: cutter vector 2500 V2 D1 no. 517,518),

-

MOLEY standard 500/1600 + KRM A D450 no. 03983049/447, with an assignment of rights from their insurance policies;

15)

the alienation of vehicles - alienation agreement of 19/06/2001, annex no. 1 of 21/03/2002 and annex no. 2 of 19/08/2005:

-

a Ford Escort passenger car, registration number PZR 005K (current PO \ 4839F), engine number WL62513, chassis number WFOAXXGCAAWL62513, year of manufacture 1998,

-

a Mercedes Benz 614D van,  (current PO \ 5165F), registration number PZD 488Y engine number 90490800025209, chassis number WDB6683231N068842, year of manufacture 1997,

together with the assignment of rights from their insurance policies;

16)

a civil law surety submitted by Ms. Ewelina Ligocka-Kranik;

17)

two blank, signed bills of exchange issued by the Debtor and guaranteed by Ewelina Ligocka-Kranik together with promissory declarations;

18)

a power of attorney for the Debtor’s bank accounts held at the Bank.

2.

On the Bank’s demand - the Debtor is also obliged to establish the security mentioned in points 1 - 15 as the debt arising from the loan agreements mentioned in the preamble is repaid as security on the repayment of the claims from Composition no. 3/CRW/2005 executed on 19/08/2005 by and between the Bank and the Debtor.

3.

The Debtor and the Mortgage Debtors are obliged to submit petitions to the competent court to make changes to the land and mortgage registers listed in para. 1, points 1 - 8 regarding the timing for the repayment of the liability secured by the mortgage.

4.

The costs of adapting and updating the security in connection with this composition shall be borne by the Debtor.

§ 6

Under this Composition, the Debtor undertakes to:

1.

Pass turnover through the account at the Bank at a level of no less than the Bank’s share in the financing of the Debtor with bank loans;

2.

Renew the insurance policies on the assets constituting the security of the Bank’s claims and make an assignment of these agreements to the Bank, as well as provide proof of payment of the premiums for the property insurance encompassed by the insurance throughout the whole of the repayment term;

3.

Not dispose of and not encumber assets which are the subject of security of the repayment of the debt without the Bank’s consent;

4.

Submit monthly information on the level of stock constituting the subject of alienation and the registered pledge;

5.

Prepare and submit quarterly financial statements in accordance with the Central Statistical Office [GUS] forms, i.e. F-01, together with additional information presenting the economic, financial and asset situation, as well as other reporting on the Bank’s demand;

6.

Punctually settle liabilities which are subject to the provisions of the Tax Ordinance of 29 August 1997;

7.

Inform the Bank of the loans and borrowings, as well as sureties obtained from other banks;

8.

Enable the Bank’s employees or persons authorised by it to enter the registered office or another place where business is conducted in order to hold an inspection, including an audit of the accounting ledgers and documents with regard to the assessment of the observance of the terms of the Composition, the Debtor’s economic and financial situation and the state of the items of security for the repayment of the debt;

9.

Enable the Bank to perform a financial assessment of the activities conducted at least once every 6 months, with particular emphasis on its profitability;

10.

Prepare and present valuations of the subject of security on the Bank’s demand and at his own expense throughout the validity of the Composition if, in the Bank’s opinion, the value of the subject of the security changes significantly;

11.

Inform the Bank of the planned decisions which have a significant impact on his legal, as well as economic and financial situation before they are made and immediately inform the Bank of changes in the share capital;

12.

Submit an annual representation on the recognition of the debt arising from this Composition on the last calendar day of every year.

13.

Transform the business of “Sunset Suits Men’s Fashion Moda Męska" into a commercial law company no later than by 30/06/2007 and assure the Bank of the status of observer at this company’s supervisory board meetings.

14.

Ensure that the newly established commercial law company, as specified in para. 13, enters into the debts from the loans with BGŻ S.A. drawn by the companies: AC Market Sp z o.o. in Poznań ul. Półwiejska 17, Tesnus S.A. in Poznań Garbary 57 and Sunset Textile Ewelina Ligocka - Kranik in Poznań ul. Garbary 57 no later than 30 days after the transformation;

15.

Enter into the debts arising from the Compositions executed on 19/08/2005 with: AC Market Sp z o.o. in Poznań ul. Półwiejska 17, Tesnus S.A. in Poznań Garbary 57 and Sunset Textile Ewelina Ligocka - Kranik in Poznań ul. Garbary 57;

16.

Punctually service the debts of: AC Market Sp z o.o. in Poznań ul. Półwiejska 17, Tesnus S.A. in Poznań Garbary 57 and Sunset Textile Ewelina Ligocka - Kranik in Poznań ul. Garbary 57 from the agreements on the entry into the debt of 19/08/2005;

17.

Establish a power of attorney to use current account number 94 2030 0045 1110 0000 0041 8520 held at the Bank to secure the repayments of the liabilities arising from the compositions entered into on 19/08/2005 with: AC Market Sp z o.o. in Poznań ul. Półwiejska 17, Tesnus S.A. in Poznań Garbary 57 and Sunset Textile Ewelina Ligocka - Kranik in Poznań ul. Garbary 57;

18.

The Debtor undertakes to successively increase the value of the security referred to in § 5.1.10-13 to the values arising from the security agreements;

19.

Successively increase assets, i.e. goods and showroom fittings which constitute the security on the Compositions of 19/08/2005 executed with: AC Market Sp z o.o. in Poznań ul. Półwiejska 17 to a value of PLN 3,000,000.00 and Tesnus S.A. in Poznań Garbary 57 to a value of PLN 3,000,000.00.

§ 7

1.

In the event of a threat to the punctual repayment of an instalment, the Debtor is obliged to notify the Bank of this forthwith.

2.

In the event that the Debtor fails to perform any of the obligations specified in the Composition, as well as failing to perform other obligations with respect to the Bank or the emergence of other events which should constitute an effective threat to the Debtor performing the Composition, in particular:

-

the failure to repay any of the instalments at the level and time specified in
§ 2;

-

in the event of a negative assessment by the Bank of the implementation of the restructuring programme presented by the Debtor on 23/11/2004 updated on 30/06/2005;

-

the submission of a petition to initiate enforcement by other creditors against the Debtor;

-

a significant reduction in the value of assets constituting the security on the Composition;

the Bank may terminate the Composition with a notice period of 21 days.  In the event of a threat of the Debtor’s bankruptcy, the Bank may terminate the Composition with a notice period of 7 days.

3.

In the event of the termination of the Composition by the Bank for the reasons described in para. 2 or its dissolution for other reasons, the repayments made shall not be subject to reimbursement, whereas the Bank shall file for the repayment of the unpaid part of the claims with force.

§ 8

In the event of the failure by the Debtor to settle the payments at the times and on the principles specified in the Composition in § 2, or its termination, all receipts of funds for the repayment of receivables arising from this Composition are treated as the repayment of the Bank’s receivables in the following order: enforcement costs, fees, commissions, interest and principal.

§ 9

This Composition does not constitute a renewal of the debt as defined by article 506 of the Civil Code.

§ 10

1.

The Parties jointly agree that all of the Bank’s correspondence shall be sent to the Debtor’s following address: ul. Garbany 57, 61-758 Poznań.

2.

In the event of a change of address, the Debtor is obliged to notify the Bank of this forthwith.

3.

In the event of a lack of notification, it is agreed that the Bank’s correspondence or representations sent to the last known address shall be considered effectively delivered.

4.

In the event of the inability of the post office (courier) to deliver correspondence or a representation and such correspondence being left in the post office, the effect of delivery shall take place after the passage of the time allowed for its collection.

§ 11

1.

Amendments to the terms of the Composition must be made in writing under the sanction of invalidity.

2.

The invalidity or ineffectiveness of some provisions of the Composition shall not affect the validity and effectiveness of its remaining provisions.

§ 12

Matters not regulated by this Composition shall be subject to the generally applicable provisions of the law, in particular the Banking Law and the Polish Civil Code.

§ 13

The Parties shall submit disputes arising from the Composition for settlement to the Court with jurisdiction over the location of the Bank’s Regional Branch in Poznań.

§ 14

The Debtor expresses his consent to the processing of his personal details by the Bank in accordance with the Personal Data Protection Act of 29/08/1997 (Journal of Laws No. 101, item 926).

§ 15

Two counterparts of the Composition have been prepared, one for each of the Parties.

§ 16

1.

The Composition becomes effective on the date of its signature.

2.

Composition no. 1 of 21/03/2002 on the repayment of the debt arising from the loan agreements described in the preamble of the Composition executed by and between the Parties shall be dissolved on the date on which this Composition becomes effective.

§ 17

The Composition was read, accepted and signed by the Parties.

........................................... for the Debtor	........................................... for the Bank

I, Ewelina Ligocka-Kranik, domiciled at Krzyżanowo 7, Municipality of Śrem, holder of personal ID card series WL number 1599847 issued by the Mayor of the City of Konin on 08/06/1981, holder of PESEL statistical number 55061505906, express consent to my husband - Mirosław Kranik - executing this Composition.

I represent that I express consent to the processing of my personal details by the Bank in accordance with the Personal Data Protection Act of 29/08/1997 (Journal of Laws No. 101, item 926).

............................................
(signature)

The document was signed in my presence.

............................................
(signature of the Bank’s employee)

Appendix no. 5 to the Agreement on the entry into the loan debt executed on 15/05/2007

Composition No. 3/CRW/2005

executed on 19 August 2005 in Warsaw by and between:

Bank Gospodarki Żywnościowej Spółka Akcyjna with its registered office in Warsaw at ul. Kasprzaka 10/16, registered in the register of entrepreneurs of the National Court Register held by the District Court for the Capital City of Warsaw, 19th Commercial Department of the National Court Register under the number KRS 11571, which is represented by:

Mr. Tadeusz Piela - proxy
Ms. Ewa Brozi - proxy

hereinafter referred to as the “Bank”

and

Mr. Mirosław Ryszard Kranik, domiciled at ul. Garbary 57/1, 61-758 Poznań, holder of personal ID card series FW number 7104306 issued by KPMO Rawa Mazowiecka on 14/07/1972, holder of PESEL statistical number 54052510257, conducting business activities under the company name of: “Sunset Suits Men's Fashion - Moda Męska" Kranik Mirosław with its registered office at ul. Garbary 57, 61-758 Poznań, hereinafter referred to as the “Debtor”

hereinafter jointly referred to as the “Parties”

In order to ensure the performance of the Bank’s claims arising from the loan agreement executed by and between the Bank and the Debtor on 28/02/2000 no. 62/69/I/00/B/K/00 for a special overdraft facility, which was included in composition no. 2 on 21/03/2002, the Parties are entering into a composition of the following wording, hereinafter referred to as the “Composition”:

§ 1

1.

The Bank represents that, on the date of signature of the Composition, the Debtor’s due debt to the Bank under the loan agreement and the Composition, as described in the preamble to the Composition, amounts to a total of PLN 4,784,626.32 (in words: four million, seven hundred and eighty four thousand, six hundred and twenty six 32/100 zlotys), consisting of:

1)

principal in the amount of PLN 3,045,046.22 (in words: three million, forty five thousand and forty six 22/100 zlotys);

2)

interest in the amount of PLN 1,739,580.10 (in words: one million, seven hundred and thirty nine thousand, five hundred and eighty 10/100 zlotys), which accrued up to 18/08/2005.

2.

The Debtor represents that he recognises the debt referred to in para. 1 at the full amount.

3.

The claim encompassed by this Composition shall be recorded on the loan account held at the Bank, about which the Debtor will be informed by recorded delivery post within 7 days of the date of signature of this Composition.

§ 2

1.

The debtor undertakes to repay the debt described in § 1.1 of the Composition on the following terms and conditions:

The principal in the amount of PLN 3,045,046.22 (in words: three million, forty five thousand and forty six 22/100 zlotys) shall be repaid between 19/08/2005 and 31/12/2013 in monthly instalments payable by the last day of every month, according to the following repayment schedule:

- 08/2005 - 12/2005	PLN 85,000.00	payable monthly at	PLN 17,000.00	(5 instalments)
- 01/2006 - 12/2007	PLN 480,000.00	payable monthly at	PLN 20,000.00	(24 instalments)
- 01/2011 - 06/2011	PLN 1,302,000.00	payable monthly at	PLN 31,000.00	(42 instalments)
- 07/2011 - 11/2013	PLN 1,131,000.00	payable monthly at	PLN 39,000.00	(29 instalments)
- 12/2013	PLN 47,046.22 (final instalment)

2.

The interest rate on the principal amount of the debt described in para. 1 is set per annum with a variable interest rate at the level of WIBOR 3M + 1.5 pp margin.

The level of the WIBOR 3M rate which is in effect in the given calendar month is set as the arithmetical mean of the quotations in the period from the first to the twenty third day of the previous month.

3.

The level of interest specified in para. 2 on the date of execution of the Composition is 6.19% (WIBOR 3 M rate plus the Bank’s margin of 1.5 pp.) and applies to interest charged to the end of the calendar month in which the Composition was executed.

4.

Interest shall accrue on the assumption that the financial year has 365 days, 1 day = 1/365 of a year and each month has the actual number of calendar days in that month.

The Bank shall notify the Debtor and the Guarantor of changes to the level of interest on the Composition by posting information on the notice board in the Bank’s Branch in Poznań, ul. Piekary 17 regarding the level of the WIBOR 3M rate which will be applicable in the next settlement period, specifying the date on which the level of the interest rate will be changed.

5.

Interest charged monthly for the period from 19/08/2005 to 18/08/2007 shall be suspended for repayment until 31/12/2013.

6.

Current interest charged monthly from 19/08/2007 shall be payable on the last business day of every month for the current month.

7.

The interest described in § 1.1.2 of the Composition charged up to 18/08/2005 in the amount of PLN 1,739,580.10 shall be suspended for repayment until 31/12/2013.

8.

In the event that the Debtor repays the debt from the principal amount of the loan encompassed by this composition in whole, as referred to in § 1.1.1 by 31/12/2013, as well as the current interest referred to in § 2.6, the Bank shall cancel the interest which is suspended for repayment until 31/12/2013 from:

a)

interest accrued monthly for the period from 19/08/2005 to 18/08/2007

b)

the interest described in § 1.1.2 of the Composition charged up to 18/08/2005 in the amount of PLN 1,739,580.10.

§ 3

1.

The liabilities (instalments of principal and interest) arising from the Composition shall be repaid through the encumbrance of the Debtor’s current account no. 94 2030 0045 1110 0000 0041 8520 held at the Bank or the transfer of funds to the Debtor’s loan account.

2.

The date for repaying the liabilities arising from this Composition is considered the date on which the funds are credited to the Bank appropriate account.

3.

The Debtor undertakes to ensure that funds are kept on the account referred to in para. 1 of this paragraph at the level required for the repayment of the interest and principal instalments at the times of their payment, as specified in § 2.

4.

A change in bank account numbers for any reason does not constitute an amendment to the Composition and does not require an annex; the Bank shall inform the Debtor of every change in the account forthwith.

§ 4

The Bank shall collect increased interest on the unpaid debt described in § 1.1.1 of the Composition at the times specified in § 2.1 or upon the expiry of the notice of termination of the Composition at a level of 1.5 times the interest rate specified in
§ 2.2 which applies in the periods for which the interest accrues.

§ 5

1.

The legal security for the repayment of the debt encompassed by the Composition is the current security arising from loan agreement no. 62/69/I/00/B/K/00 and Composition no. 2 i.e.:

1)

an ordinary mortgage for the amount of PLN 3,000,000.00 established on real property located in Krzyżanowo, for which the District Court in Śrem holds the land and mortgage register KW 31.614, in which Mirosław Kranik is entered as the owner of the land and buildings;

2)

an assignment of rights from the insurance policy on the real property on which the mortgage has been established to the favour of the Bank;

3)

a blank, signed bill of exchange issued by the Debtor and guaranteed by Ewelina Ligocka-Kranik, together with a promissory declaration;

4)

a civil law surety submitted by Ms. Ewelina Ligocka-Kranik;

5)

a power of attorney for the Debtor’s bank accounts held at the Bank.

2.

The Debtor is obliged to submit a petition to the competent court to make changes to the land and mortgage register referred to in para. 1.1 regarding the timing for the repayment of the liability secured by the mortgage.

3.

The costs of adapting and updating the security in connection with this Composition shall be borne by the Debtor.

§ 6

Under this Composition, the Debtor undertakes to:

1.

Pass turnover through the account at the Bank at a level of no less than the Bank’s share in the financing of the Debtor with bank loans;

2.

Renew the insurance policies on the assets constituting the security of the Bank’s claims and make an assignment of these agreements to the Bank, as well as provide proof of payment of the premiums for the property insurance encompassed by the insurance throughout the whole of the repayment term;

3.

Not dispose of and not encumber assets which are the subject of security of the repayment of the debt without the Bank’s consent;

4.

Submit monthly information on the level of stock constituting the subject of alienation and the registered pledge;

5.

Prepare and submit quarterly financial statements in accordance with the Central Statistical Office [GUS] forms, i.e. F-01, together with additional information presenting the economic, financial and asset situation, as well as other reporting on the Bank’s demand;

6.

Punctually settle liabilities which are subject to the provisions of the Tax Ordinance of 29 August 1997;

7.

Inform the Bank of the loans and borrowings, as well as sureties obtained from other banks;

8.

Enable the Bank’s employees or persons authorised by it to enter the registered office or another place where business is conducted in order to hold an inspection, including an audit of the accounting ledgers and documents with regard to the assessment of the observance of the terms of the Composition, the Debtor’s economic and financial situation and the state of the items of security for the repayment of the debt;

9.

Enable the Bank to perform a financial assessment of the activities conducted at least once every 6 months, with particular emphasis on its profitability;

10.

Prepare and present valuations of the subject of security on the Bank’s demand and at his own expense throughout the validity of the Composition if, in the Bank’s opinion, the value of the subject of the security changes significantly;

11.

Inform the Bank of the planned decisions which have a significant impact on his legal, as well as economic and financial situation before they are made and immediately inform the Bank of changes in the share capital;

12.

Submit an annual representation on the recognition of the debt arising from this Composition on the last calendar day of every year.

13.

Transform the business of “Sunset Suits Men’s Fashion Moda Męska" into a commercial law company no later than by 30/06/2007 and assure the Bank of the status of observer at this Company’s supervisory board meetings.

14.

Ensure that the newly established commercial law company, as specified in para. 13, enters into the debts from the loans with BGŻ S.A. drawn by the companies: AC Market Sp z o.o. in Poznań ul. Półwiejska 17, Tesnus S.A. in Poznań Garbary 57 and Sunset Textile Ewelina Ligocka - Kranik in Poznań ul. Garbary 57 no later than 30 days after the transformation;

15.

Enter into the debts arising from the Compositions executed on 19/08/2005 with: AC Market Sp z o.o. in Poznań ul. Półwiejska 17, Tesnus S.A. in Poznań Garbary 57 and Sunset Textile Ewelina Ligocka - Kranik in Poznań ul. Garbary 57;

16.

Punctually service the debts of: AC Market Sp z o.o. in Poznań ul. Półwiejska 17, Tesnus S.A. in Poznań Garbary 57 and Sunset Textile Ewelina Ligocka - Kranik in Poznań ul. Garbary 57 from the agreements on the entry into the debt;

17.

Successively increase assets, i.e. goods and showroom fittings which constitute the security on the Compositions of 19/08/2005 executed with: AC Market Sp z o.o. in Poznań ul. Półwiejska 17 to a value of PLN 3,000,000.00 and Tesnus S.A. in Poznań Garbary 57 to a value of PLN 3,000,000.00.

§ 7

1.

In the event of a threat to the punctual repayment of an instalment, the Debtor is obliged to notify the Bank of this forthwith.

2.

In the event that the Debtor fails to perform any of the obligations specified in the Composition, as well as failing to perform other obligations with respect to the Bank or the emergence of other events which should constitute an effective threat to the Debtor performing the Composition, in particular:

-

the failure to repay any of the instalments at the level and time specified in
§ 2;

-

in the event of a negative assessment by the Bank of the implementation of the restructuring programme presented by the Debtor on 23/11/2004 updated on 30/06/2005;

-

the submission of a petition to initiate enforcement by other creditors against the Debtor;

-

a significant reduction in the value of assets constituting the security on the Composition;

The Bank may terminate the Composition with a notice period of 21 days.

In the event of a threat of the Debtor’s bankruptcy, the Bank may terminate the Composition with a notice period of 7 days.

3.

In the event of the termination of the Composition by the Bank for the reasons described in para. 2 or its dissolution for other reasons, the repayments made shall not be subject to reimbursement whereas the Bank shall file for the repayment of the unpaid part of the claims with force.

§ 8

In the event of the failure by the Debtor to settle the payments at the times and on the principles specified in the Composition in § 2 or its termination, all receipts of funds for the repayment of receivables arising from this Composition are treated as the repayment of the Bank’s receivables in the following order: enforcement costs, fees, commissions, interest and principal.

§ 9

This Composition does not constitute a renewal of the debt as defined by article 506 of the Civil Code.

§ 10

1.

The Parties jointly agree that all of the Bank’s correspondence shall be sent to the Debtor’s following address: ul. Garbany 57, 61-758 Poznań.

2.

In the event of a change of address, the Debtor is obliged to notify the Bank of this forthwith.

3.

In the event of a lack of notification, it is agreed that the Bank’s correspondence or representations sent to the last known address shall be considered effectively delivered.

4.

In the event of the inability of the post office (courier) to deliver correspondence and such correspondence being left in the post office, the effect of delivery shall take place after the passage of the time allowed for its collection.

§ 11

1.

Amendments to the terms of the Composition must be made in writing under the sanction of invalidity.

2.

The invalidity or ineffectiveness of some provisions of the Composition shall not affect the validity and effectiveness of its remaining provisions.

§ 12

Matters not regulated by this Composition shall be subject to the generally applicable provisions of the law, in particular the Banking Law and the Polish Civil Code.

§ 13

The Parties shall submit disputes arising from the Composition for settlement to the Court with jurisdiction over the location of Bank Gospodarki Żywnościowej S.A.’s Regional Branch in Poznań.

§ 14

The Debtor expresses his consent to the processing of his personal details by the Bank in accordance with the Personal Data Protection Act of 29/08/1997 (Journal of Laws No. 101, item 926).

§ 15

Two counterparts of the Composition have been prepared, one for each of the Parties.

§ 16

The Composition becomes effective on the date of its signature.

§ 17

The Composition was read, accepted and signed by the Parties.

........................................... for the Debtor	........................................... for the Bank

I, Ewelina Ligocka-Kranik, domiciled at Krzyżanowo 7, Municipality of Śrem, holder of personal ID card series WL number 1599847 issued by the Mayor of the City of Konin on 08/06/1981, holder of PESEL statistical number 55061505906, express consent to my husband - Mirosław Kranik - executing this Composition.

I represent that I express consent to the processing of my personal details by the Bank in accordance with the Personal Data Protection Act of 29/08/1997 (Journal of Laws No. 101, item 926).

......................................
(signature)

The document was signed in my presence.

Specialist
Malgorzata Dymaczewska
...............................................
(signature of the Bank’s employee)

Agreement on the establishment of a registered pledge on the right arising from the registration of a trademark

An agreement was executed on 15/05/2007 in Warsaw, by and between Bank Gospodarki Żywnościowej Spółka Akcyjna with its registered office in Warsaw, at ul. Kasprzaka 10/16, a company with fully paid up share capital of PLN 43,136,764 (the nominal value of the conditional increase in share capital is PLN 117,540), which is registered in the Register of Entrepreneurs in the National Court Register held by the District Court for the Capital City of Warsaw, 12th Commercial Department of the National Court Register in Warsaw, under the KRS number 0000011571, holder of tax ID number (NIP) 526-10-08-546, hereinafter referred to as the “Bank”, represented by:

1) Tadeusz Piela - proxy
2) Janina Kiedrowicz - proxy

and

SUNSET SUITS Spółka Akcyjna with its registered office in Poznań, at ul. Garbary 57, a Company with share capital of PLN 60,120,000, paid up to the amount of PLN 59,995,000, registered in the Register of Entrepreneurs in the National Court Register held by the District Court in Poznań, 21st Commercial Department of the National Court Register under the KRS number 0000265620, holder of tax ID number (NIP) 778-143-92-59, hereinafter referred to as the “Pledger”, represented by:

1) Bogdan Zegar - President of the Management Board

hereinafter referred to jointly as the Parties, of the following wording:

1.

The Bank represents that the following loans were granted to Mr. Mirosław Kranik, domiciled at ul. Garbary 57/1, 61-758 Poznań, holder of PESEL statistical number 54052510257, conducting business activities under the name of Sunset Suits Men’s Fashion - Moda Męska Mirosław Kranik with its registered office in Poznań (61-758) at ul. Garbary 57, on the basis of an entry into the register of sole proprietorships under the number 15097/94/S held by the Business Activity Records Department of the Mayor of the City of Poznań, tax ID number (NIP) 785-004-14-54 hereinafter referred to as the “Borrower”:

a)

a renewable loan on the terms and conditions specified in loan agreement no. 298/219/l/00/B/K/00 of 06/10/2000 and a medium-term business activity loan on the terms and conditions specified in loan agreement no. 290/219/I/00/B/K/00 of 03/10/2000, which were restructured under composition agreement no. 2 of 19/08/2005;

b)

a special overdraft facility on the terms and conditions specified in loan agreement no. 62/69/l/00/B/K/00 of 28/02/2000, which was restructured in accordance with composition agreement no. 3 of 19/08/2005.

The loan agreements and composition agreements referred to above are attached as Appendices 1 - 5 hereto.

2.

As at 15/05/2007, the Borrower’s debt from the Loans referred to in point 1 of this agreement amounts to:

a)

under loan no. 298/219/I/00/B/K/00 and loan no. 290/219/I/00/B/K/00, which were encompassed by composition no. 1 on 21/03/2002 and were later encompassed by composition agreement no. 2/CRW/2005 of 19/08/2005: USD 4,831,341.02, (in words: four million, eight hundred and thirty one thousand, three hundred and forty one 02/100 US dollars) and PLN 3,162,360.00 (in words: three million, one hundred and sixty two thousand, three hundred and sixty 00/100 zlotys), of which:

due principal:  USD 20,868.20
principal not yet due:  USD 3,772,520.76
current interest: USD 1,037,952.06 and PLN 3,162,360

b)

under loan no. 62/69/I/00/B/K/00, which was encompassed by composition no. 2 on 21/03/2002 and was later encompassed by composition agreement no. 3/CRW/2005 of 19/08/2005: PLN 4,667,860.71, (in words: four million, six hundred and sixty seven thousand, eight hundred and sixty 71/100 zlotys), of which:

due principal:  PLN 271.60
principal not yet due:  PLN 2,640,046.22
current interest: PLN 2,027,542.89

3.

The Pledger represents that, under the Agreement on the entry into a loan debt executed with the Bank on 15/05/2007, he entered into the debt specified in points 1 and 2 of this agreement.

4.

The Pledger represents that he has the right arising from the registration of the “Sunset Suits" trademark registered in the register of trademarks of the Patent Office of the Republic of Poland - Protective Certificate No. 75309.  The “Sunset Suits" trademark is included within the organised part of the business of Sunset Suits Men's Fashion - Moda Męska Mirosław Kranik with its registered office in Poznań, which was contributed by the Borrower as a contribution in kind in exchange for the shares acquired in Sunset Suits S.A.  The Pledger represents that the protective right to the trademark registered under the number 75309 will last until 23 October 2011.

5.

The Pledger represents that the rights arising from the registration of the trademark, which was registered to the favour of the Borrower in the Patent Office of the Republic of Poland under no. 75309, encompass the rights arising from the registration of the mark with protective certificate no. 175241, which is a modified form of the verbal and figurative “Sunset Suits" trademark.

6.

In order to secure the repayment of the Bank’s claims, which include the principal amounts of the loans referred to in point 1, interest, enforcement costs and other costs of the Bank exercising its rights, the Pledger is establishing a registered pledge to the favour of the Bank on his rights arising from the registration of the trademark referred to in point 4, which is valued at PLN 31,263,000 (in words: thirty one million, two hundred and sixty three thousand zlotys), and the Bank accepts this pledge.

The Pledger undertakes to notify the Patent Office of the Republic of Poland in order to disclose the establishment of this pledge in the registers.

7.

The Pledger represents that the subject of the pledge belongs exclusively to him, that he is able to freely and exclusively use it and that it is not encumbered with any third party rights with the exception of the right to use the trademark and to gain benefits to the favour of the following entities:

a)

OU POSNANIA with its registered office in the Republic of Estonia, Tallinn 11411 Tuulemae 5-300;

b)

UAB SUNSET SUITS VILNIUS with its registered office in the Republic of Lithuania, Vilnius OZO g 25;

c)

SIA SUNSET RIGA with its registered office in the Republic of Latvia, Riga LA/-1005 Ganibus Dambis 36-302;

d)

SUNSET KALININGRAD with its registered office in the Russian Federation, in Kaliningrad, ul. Komsomolskaja 87.

8.

The Parties jointly agree that the rights arising from the registration of the verbal and figurative “Sunset Suits" trademarks, which are registered to the favour of the Pledger in the Patent Office of the Republic of Poland, are identical to the rights arising from the registration of the trademark having protective certificate no. 75309.

9.

The Pledger undertakes to:

a)

notify the Bank forthwith of the registration of every trademark with the Patent Office of the Republic of Poland which arises as a result of the modification of the verbal and figurative “SUNSET SUITS" trademark, which has protective certificate No. 75309;

b)

issue a document - proof of registration of the rights arising from the registration of the trademark referred to in point 4 to his favour;

c)

file and pay for applications to extend the protective rights from the registration of the trademark with protective certificate 75309 for the subsequent periods.  In the event of the failure of the Pledger to extend the protective period, the Bank may demand the immediate settlement of the claims secured by this pledge.

10.

The expiry of the claim secured by the pledge results in the expiry of this pledge.  In the event of the expiry of the claim referred to in point 1, the Bank shall immediately issue a representation on the Pledger’s demand declaring the expiry of the registered pledge on the right arising from the registration of the trademark described in point 4.

11.

In the event that the Borrower and Pledger fail to perform the obligations arising from the agreements referred to in point 1, the Bank’s claims shall be satisfied from the subject of the pledge at the Bank’s discretion:

a)

through court enforcement proceedings;

b)

by assuming ownership of the subject of the pledge;

c)

by selling the subject of the pledge through a public tender conducted by a notary public or bailiff.

12.

If the Bank sells the Subject of the Pledge through a public tender, on the date of receipt of the amount from the sale, it shall treat this as payment towards the repayment of the principal amount of the loan and interest after deducting the costs incurred related to the storage, valuation and sale of the Subject of the Pledge.  The Bank shall split the amount obtained as a result of the sale of the Subject of the Pledge among the loans covered by composition agreement no. 2 in the proportions which it will choose at its own discretion.

13.

The Pledger undertakes to notify the Bank of a change in the trade name or registered address and of all changes related to its legal status.  The failure to notify the Bank of these changes shall result in representations, notices and other correspondence sent by the Bank to the Pledger to the last known address being considered effectively delivered, whereby the date of delivery is considered the date of the first post office notice of registered post sent to the Pledger’s last known address.

14.

The Pledger represents that in the event of activities being initiated which have the intention of the Bank satisfying its claims from the subject of the pledge through court enforcement proceedings, he surrenders to enforcement for payment to the amount of PLN 12,000,000.00 (in words: twelve million zlotys) and in the event that the Bank files for satisfying its claims by assuming ownership of the subject of the pledge or sale - to enforcement in handing over the item which is the subject of the registered pledge conducted in accordance with the provisions of the Civil Procedures Code on the basis of a bank enforcement title issued by the Bank.

The Bank may issue a bank enforcement title no later than by 30/12/2015.

15.

All costs related to the establishment of the pledge shall be borne by the Pledger.

16.

The Parties agree that the pledge shall remain effective until the full repayment of the principal amounts of the loans described in point 1, with interest, commissions and possible costs.

17.

The Bank undertakes to notify the Pledger forthwith by registered post of the Borrower’s non-performance of the obligations arising from the loan agreements covered by the composition agreements described in point 1.

18.

The Agreement is subject to entry into the register of pledges held by the District Court for Poznań, Commercial Department - Register of Pledges.

19.

The Bank shall file the application to make an entry into the register of pledges with the court.

20.

All costs related to the establishment and deletion of the registered pledge from the register of pledges shall be borne by the Pledger.

20.

Matters not governed by this agreement are subject to the provisions of the Civil Code on pledges and rights on chattels.

21.

All amendments to this agreement must be made in writing under the sanction of invalidity.

22.

This agreement is exempt from transfer tax.

23.

3 (three) counterparts of this agreement have been prepared, one for each of the Parties and one for the registration court.

..........................................................
(seal and signature of the pledger)

..........................................................
(seal and signatures of the persons acting on behalf of the Bank)

I represent that the rights arising from the registration of the “SUNSET SUITS" trademarks, which are the subject of this agreement, which are included in the organised part of the business of Sunset Suits Men's Fashion - Moda Męska Mirosław Kranik, have been contributed in kind to Sunset Suits SA in Poznań.

I am not filing any reservations on the content of this agreement on the establishment of a registered pledge on the rights arising from the registration of the “SUNSET SUITS” trademark which has Protective Certificate No. 75309.

Date .....................................	..................................... (Borrower)